UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    February 1, 2005

DOR BioPharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14778	41-1505029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Lincoln Building, 1691 Michigan Avenue Miami, FL 33139
                               (Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code (305) 534-3383

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2005, DOR BioPharma, Inc. (the “Company”) entered into a Securities Purchase Agreement for the issuance and sale of an aggregate of 8,396,100 shares (the “Shares”) of its common stock at a purchase price of $0.45 per share in a private placement to institutional investors. The Securities Purchase Agreement also provides for the issuance of warrants to purchase an aggregate of 6,297,075 shares (the “Warrant Shares”) of its common stock. The warrants, which will have an exercise price of 101% of the closing price per share of the Company’s common stock on the closing date, will be exercisable for a period of five years commencing 180 days after the closing. The expiration date of the warrants will be accelerated if the Company’s common stock trades in excess of 300% of the exercise price of the warrant for any 20 trading days during any 30 consecutive trading day period. The transaction is subject to standard closing conditions, including the approval of the American Stock Exchange (“AMEX”) to list the Shares and the Warrant Shares on AMEX.

Pursuant to a Registration Rights Agreement among the Company and the investors, the Company has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares sold in the placement and the shares of common stock issuable upon exercise of the warrants.

A complete copy of each of the Securities Purchase Agreement, the form of Warrant, the Registration Rights Agreement, and the related press release dated February 3, 2005, are filed herewith as exhibits to this report. The description of the proposed investment in this report is qualified in its entirety by reference to the Securities Purchase Agreement and the other exhibits hereto.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Title

10.1    Securities Purchase Agreement dated as of February 1, 2005 among the Company and the investors named therein.

10.2    Form of Common Stock Purchase Warrant.

10.3    Registration Rights Agreement dated as of February 1, 2005 among the Company and the investors named therein.

99.1    Press release issued by the Company on February 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                DOR BIOPHARMA, INC.

                                  By: /s/ Michael T. Sember
                Name: Michael T. Sember
                Title: President and Chief Executive Officer

Date: February 3, 2005

EXHIBIT INDEX

Exhibit        Description

10.1    Securities Purchase Agreement dated as of February 1, 2005 among the Company and the investors named therein.

10.2    Form of Common Stock Purchase Warrant.

10.3    Registration Rights Agreement dated as of February 1, 2005 among the Company and the investors named therein.

99.1    Press release issued by the Company on February 3, 2005.